SUMMARY PROSPECTUS January 27, 2017

International Small Cap Portfolio

Ticker: SCB Class–IRCSX; Advisor Class–IRCYX

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information, both dated January 27, 2017 and as may be amended or further supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Portfolio’s Prospectus and other information about the Portfolio, go to http://www.ABglobal.com/links/pcmf, email a request to prorequest@ABglobal.com, or call (collect) (212) 486-5800.

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INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

	SCB Class	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Maximum Account Fee	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	SCB Class	Advisor Class
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses:
Shareholder Servicing	0.25%	None
Transfer Agent	0.05%	0.04%
Other Expenses	0.23%	0.18%

Total Other Expenses	0.53%	0.22%

Total Annual Portfolio Operating Expenses	1.53%	1.22%

Fee Waiver and/or Expense Reimbursement(a)	(0.18)%	(0.12)%

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	1.10%

(a)	AllianceBernstein L.P. (the “Manager”) has contractually agreed to waive its management fees and/or to bear expenses of the Portfolio through January 27, 2018 to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any registered funds advised by the Manager (“AB Mutual Funds”) in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.35% and 1.10% of average daily net assets for SCB Class and Advisor Class shares (“expense limitations”), respectively. Any fees waived and expenses borne by the Manager may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s Total Annual Portfolio Operating Expenses to exceed the expense limitations. This contractual agreement may be terminated by the Board of Directors of Bernstein Fund, Inc. at its discretion prior to the expiration date.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfo-

lio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	SCB Class	Advisor Class
After 1 Year	$137	$112
After 3 Years	$466	$375
After 5 Year	$817	$659
After 10 Years	$1,808	$1,467

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. For the most recent fiscal year, the Portfolio’s portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s investment manager. The Manager invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located outside of the United States. Under normal circumstances, at least 65% of the Portfolio’s net assets are invested in companies located outside of the United States. The Portfolio defines small-capitalization companies as those that, at the time of investment, have market capitalizations within the market capitalization range of the Portfolio’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-US Small Cap Index. The market capitalizations of companies in the MSCI ACWI ex-US Small Cap Index ranged from approximately $76 million to $7.4 billion at November 30, 2016. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the MSCI ACWI ex-US Small Cap Index changes.

The Portfolio’s exposure to non-U.S. companies may change over time based on the Manager’s assessment of market conditions and the investment merit of non-U.S. issuers. Under normal circumstances, the Manager invests in companies located in at least three countries other than the United States and, at times, may have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Manager may consider: (1) the place of domicile; (2) where the company has an established presence and conducts its business; and (3) where the company conducts a significant part of its economic activities. The Portfolio may invest in both developed and emerging market countries and, at times, may invest significantly in emerging markets.

The Portfolio consists of securities selected using three separate strategies – international growth, international value, and quantitative. Under the growth strategy, the Manager seeks companies with strong franchises and competitive positioning, as well as companies where the Manager believes that a positive change is underway that will drive growth and returns in the medium term. Under the value strategy, the Manager seeks to exploit controversies and enduring market behaviors of focusing too heavily on recent information and fearing loss more than valuing potential gains. Under the quantitative strategy, the Manager considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Manager expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

The Portfolio may invest in established companies and also in new and less-seasoned issuers. The Portfolio may also invest in exchange-traded funds (“ETFs”) and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Manager may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Manager may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Manager may use stock index futures contracts to gain access to certain markets.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

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Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

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Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

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Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

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Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

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Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread.

The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign central banks have implemented, and others have discussed implementing, so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

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Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

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Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

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Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

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Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

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Allocation Risk: The Portfolio may seek to focus on different investment disciplines or factors at different times as means to achieve its investment objective. In the event that the investment disciplines or factors to which the Portfolio has greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolio’s returns may be negatively affected.

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Derivatives Risk: The Portfolio may use derivatives in currency hedging strategies as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

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Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the Manager and could have an adverse effect on the value or performance of the Portfolio.

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REIT Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

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Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s SCB Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 8.12%, 3rd quarter, 2016; and Worst Quarter was down -5.33%, 4th quarter, 2016.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2016)

		1 Year	Since Inception*
SCB Class**	Return Before Taxes	2.77%	3.29%

	Return After Taxes on Distributions	2.00%	2.54%

	Return After Taxes on Distributions and Sale of Portfolio Shares	1.92%	2.36%
Advisor Class	Return Before Taxes	2.90%	3.42%
MSCI ACWI Ex USA Small Cap Index (reflects no deduction for fees, expenses, or taxes)		3.91%	5.88%

*	Inception date for SCB and Advisor Class shares: December 21, 2015.

**	After-tax returns:

–	Are shown for SCB Class shares only and will vary for Advisor Class shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons primarily responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Andrew Birse	Since 2015	Senior Vice President of the Manager

Peter Chocian	Since 2015	Vice President of the Manager

Liliana Dearth	Since 2015	Senior Vice President of the Manager

Nelson Yu	Since 2016	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
SCB Class Shares	$5,000	None
Advisor Class Shares (currently only available to certain clients of the Bernstein Private Wealth Management Unit of the Manager)	$5,000	None

*	The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC, 1345 Avenue of the Americas, New York, NY 10105. Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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